                                  SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities

                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]    Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]    Definitive Proxy Statement
[ ]    Definitive Additional Materials
[ ]    Soliciting Material Pursuant to Section 240.14a-11(c) or
       Section 240.14a-12

                   MORGAN STANLEY EMERGING MARKETS FUND, INC.
         -------------------------------------------------------------
              (Names of Registrants as Specified in Their Charters)

Payment of Filing Fee (Check the appropriate box):

[X ] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1)  Title of each class of securities to which transaction applies:

         -------------------------------------------
    (2)  Aggregate number of securities to which transaction applies:

         -------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

    (4)  Proposed maximum aggregate value of transaction:
                                                         ----------------------
    (5)  Total fee paid:
                        -------------------------------------------------------
[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange
    Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by the registration statement number, or the Form or Schedule and the date of its filing.

    (1)  Amount Previously Paid:
                                -----------------------------------------------
    (2)  Form, Schedule or Registration Statement No.:
                                                      -------------------------
    (3)  Filing Party:
                      ---------------------------------------------------------
    (4)  Date Filed:
                    -----------------------------------------------------------

                  MORGAN STANLEY AFRICA INVESTMENT FUND, INC.
                    MORGAN STANLEY ASIA-PACIFIC FUND, INC.
                   MORGAN STANLEY EASTERN EUROPE FUND, INC.
                MORGAN STANLEY EMERGING MARKETS DEBT FUND, INC.
                  MORGAN STANLEY EMERGING MARKETS FUND, INC.
               MORGAN STANLEY GLOBAL OPPORTUNITY BOND FUND, INC.
                     MORGAN STANLEY HIGH YIELD FUND, INC.
                    THE LATIN AMERICAN DISCOVERY FUND, INC.
                            THE MALAYSIA FUND, INC.
                              THE THAI FUND, INC.
                       THE TURKISH INVESTMENT FUND, INC.
                 c/o Morgan Stanley Investment Management Inc.
                          1221 Avenue of the Americas
                           New York, New York 10020

                               -----------------

                  NOTICE OF SPECIAL MEETINGS OF STOCKHOLDERS


                               -----------------

To Our Stockholders:

   Notice is hereby given that the Special Meetings of Stockholders of each of the Funds listed above (each a "Fund" and collectively, the "Funds") will be held on Thursday, October 11, 2001 at 8:00 a.m. (New York time), at the offices of Morgan Stanley Investment Management Inc., 1221 Avenue of the Americas, 22nd Floor, Conference Room 2, New York, New York 10020, for the following purpose:

   1. To elect Directors of the Funds.

   Only stockholders of record of a particular Fund at the close of business on August 3, 2001, the record date for the Meetings, are entitled to notice of, and to vote at, the Meeting of that Fund or any adjournments thereof.

                                          MARY E. MULLIN
                                          Secretary

Dated: August 20, 2001

   If you do not expect to attend the Meeting(s) for your Fund(s), please sign and promptly return the enclosed Proxy Card(s) in the enclosed self-addressed envelope. In order to avoid the additional expense to the Funds of further solicitation, we ask your cooperation in mailing your Proxy Card(s) promptly.

              Morgan Stanley Africa Investment Fund, Inc. ("AFF")
                Morgan Stanley Asia-Pacific Fund, Inc. ("APF")
               Morgan Stanley Eastern Europe Fund, Inc. ("RNE")
            Morgan Stanley Emerging Markets Debt Fund, Inc. ("MSD")
              Morgan Stanley Emerging Markets Fund, Inc. ("MSF")
           Morgan Stanley Global Opportunity Bond Fund, Inc. ("MGB")
                 Morgan Stanley High Yield Fund, Inc. ("MSY")
                The Latin American Discovery Fund, Inc. ("LDF")
                        The Malaysia Fund, Inc. ("MF")
                          The Thai Fund, Inc. ("TTF")
                   The Turkish Investment Fund, Inc. ("TKF")
                 c/o Morgan Stanley Investment Management Inc.
                          1221 Avenue of the Americas
                           New York, New York 10020

                               -----------------

                             JOINT PROXY STATEMENT

                               -----------------

   This statement is furnished by the Board of Directors (each a "Board" and collectively, the "Boards") of each of the Funds listed above (each a "Fund" and collectively, the "Funds") in connection with the solicitation of Proxies by the Board of Directors for use at the Special Meeting of Stockholders of the Fund (each a "Meeting" and collectively, the "Meetings") to be held on Thursday, October 11, 2001, at the principal executive office of the investment adviser for each Fund, Morgan Stanley Investment Management Inc. (hereinafter "Morgan Stanley Investment Management" or the "Manager"), 1221 Avenue of the Americas, 22nd Floor, New York, New York 10020. It is expected that the Notice of Special Meeting, Joint Proxy Statement and Proxy Card(s) will first be mailed to stockholders on or about August 20, 2001. The purpose of the Meetings, the matters to be acted upon and the commencement time of each Meeting are set forth in the accompanying Notice of Special Meeting of Stockholders.

   If the accompanying Proxy Card for a Fund is executed properly and returned, shares represented by it will be voted at the Meeting for that Fund in accordance with the instructions on the Proxy Card. A Proxy may be revoked at any time prior to the time it is voted by written notice to the Secretary of the Fund or by attendance and voting at the Meeting of such Fund. If no instructions are specified, shares will be voted FOR the election of the nominees for Directors of that Fund.

   The Board has fixed the close of business on August 3, 2001 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Meetings and at any adjournments thereof. On that date, the following number of shares of Common Stock of each Fund were outstanding and entitled to vote:

                 LDF........................ 10,877,405 shares
                 MF.........................  9,738,015 shares
                 AFF........................  8,984,407 shares
                 APF........................ 43,071,656 shares
                 MSD........................ 22,046,681 shares
                 MSF........................ 18,911,404 shares
                 MGB........................  4,180,704 shares
                 RNE........................  3,826,708 shares
                 MSY........................ 11,626,357 shares
                 TTF........................ 13,269,269 shares
                 TKF........................  6,084,181 shares

   The expense of solicitation will be borne by the Funds and will include reimbursement to brokerage firms and others for reasonable expenses in forwarding proxy solicitation materials to beneficial owners. The solicitation of Proxy Cards will be largely by mail, but may include, without cost to the Funds, telephonic, telegraphic or oral communications by regular employees of the Manager. The solicitation of Proxy Cards is also expected to include communications by employees of Georgeson Shareholder Communications Inc., a proxy solicitation firm expected to be engaged by the Funds to solicit Proxy Cards by mail or by telephonic, telegraphic or oral communications at a cost not expected to exceed $3,000 per Fund, plus out-of-pocket expenses.

   Each Fund will furnish, without charge, a copy of its annual report for its fiscal year ended December 31, 2000 (October 31, 2000 for TKF) and a copy of its semi-annual report for its fiscal quarter ended June 30, 2001 (April 30, 2001 for TKF), to any stockholder of such Fund requesting such reports. Requests for annual and/or semi-annual reports should be made in writing to the respective Fund, c/o J.P. Morgan Investor Services Co., P.O. Box 2798, Boston, Massachusetts 02208-2798, or by calling 1-800-221-6726.

   J.P. Morgan Investor Services Co. (formerly Chase Global Funds Services Company) is an affiliate of the Funds' administrator, The Chase Manhattan Bank ("Chase Bank"), and provides administrative services to the Funds. The business address of Chase Bank and J.P. Morgan Investor Services Co. is 73 Tremont Street, Boston, Massachusetts 02108.

   This Joint Proxy Statement is being used in order to reduce the preparation, printing, handling and postage expenses that would result from the use of a separate proxy statement for each Fund and, because stockholders may own shares of more than one Fund, to avoid burdening stockholders with more than one proxy statement. Shares of a Fund are entitled to one vote each at the respective Fund's Meeting. To the extent information relating to common ownership is available to the Funds, a stockholder that owns of record shares in two or more of the Funds will receive a package containing a Joint Proxy Statement and Proxy Cards for the Funds in which such stockholder is a record owner. If the information relating to common ownership is not available to the Funds, a stockholder that beneficially owns shares in two or more Funds may receive two or more packages each containing a Joint Proxy Statement and a Proxy Card for each Fund in which such stockholder is a beneficial owner. If the proposed election of Directors is approved by stockholders of one Fund and disapproved by stockholders of other Funds, the proposal will be implemented for the Fund that approved the proposal and will not be implemented for any Fund that did not approve the proposal. Thus, it is essential that stockholders complete, date, sign and return each enclosed Proxy Card.

   THE BOARD OF DIRECTORS OF EACH FUND UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE IN FAVOR OF THE MATTER MENTIONED IN THE NOTICE OF SPECIAL MEETINGS.

                             ELECTION OF DIRECTORS
                               (Proposal No. 1)

   At the Meetings, Directors will be elected to hold office for a term specified below and until their successors are duly elected and qualified. It is the intention of the persons named in the accompanying Proxy Card to vote, on behalf of the stockholders, for the election of Michael Nugent and Joseph J. Kearns as Class I Directors for a term expiring in 2002, C. Oscar Morong, Jr. and Vincent R. McLean as Class II Directors for a term expiring in 2003 and Thomas P. Gerrity as a Class III Director for a term expiring in 2004.

   The proposed slate of nominees reflects an effort to consolidate the separate Boards of the Funds with the Boards of Morgan Stanley Institutional Fund, Inc., Morgan Stanley Strategic Adviser Fund, Inc., The Universal Institutional Funds, Inc. and Morgan Stanley Institutional Fund Trust ("MSIFT"), which are open-end registered investment companies managed by the Manager or an affiliate of the Manager. Each current member of the Funds' Boards of Directors (with the exception of Mr. Robison) also serves on the Boards of Directors of Morgan Stanley Institutional Fund, Inc., Morgan Stanley Strategic Adviser Fund, Inc. and The Universal Institutional Funds, Inc. (collectively, the "Open-End Funds") and has been proposed to be elected as a trustee of MSIFT. Each of the above persons proposed to be elected as Directors of the Funds is currently a trustee of MSIFT and has been proposed to be elected as a director of each of the Open-End Funds.

   The consolidation is expected to provide administrative efficiencies to the Funds and facilitate offering the full range of available services to stockholders of the Funds. In order to effect this consolidation, the individual nominees were evaluated and nominated by each Fund's Nominating and Compensation Committee and then selected following careful consideration by each Fund's present Board of Directors. At a meeting held on July 9, 2001, the Boards of Directors of the Funds proposed that Joseph A. Kearns, C. Oscar Morong, Jr., Vincent R. McLean and Thomas P. Gerrity, current trustees of MSIFT, become Directors of the Funds. Also at the meeting, the Boards of the Funds elected Michael Nugent a Director of the Funds. Each election and proposal for election of a Director of a Fund made by the Boards of Directors of the Funds is subject to the approval of the respective Fund's stockholders at the Meetings. The five nominees listed above will effectively be replacing Samuel T. Reeves, who resigned as a Director of the Funds on June 30, 2001, and Graham E. Jones, John A. Levin, Andrew McNally IV and Frederick O. Robertshaw, who each resigned as a Director of the Funds effective July 9, 2001.

   Pursuant to the By-Laws of each Fund, the terms of office of the Directors are staggered. The Board of Directors of each Fund is divided into three classes, designated Class I, Class II and Class III, with each class having a term of three years. Each year the term of one class expires. Pursuant to each Fund's By-Laws, each Director holds office until (i) the expiration of his term and until his successor has been elected and qualified, (ii) his death, (iii) his resignation, (iv) December 31 of the year in which he reaches seventy-three years of age, or (v) his removal as provided by statute or the Articles of Incorporation (with the exception of MF, which does not have a mandatory retirement age). Each officer of the Funds will hold such office until his death or resignation or until a successor has been duly elected and qualified.

   The Board of Directors of each Fund has an Audit Committee. The Audit Committee makes recommendations to the full Board of Directors with respect to the engagement of independent accountants and reviews with the independent accountants the plan and results of the audit engagement and matters having a material effect on each Fund's financial operations. Each Fund adopted a formal, written Audit Committee Charter on September 15, 1999. The Audit Committees of the Funds met three times during the fiscal year ended December 31, 2000 (October 31, 2000 for TKF).

   The members of the Audit Committee of each Fund are Gerard E. Jones and William G. Morton, Jr., neither of whom is an "interested person," as defined under the Investment Company Act of 1940, as amended (the "1940 Act"), of the Funds, and each of whom is "independent" from the Funds under the listing standards of the New York Stock Exchange, Inc.

   The Boards of Directors also have a Nominating and Compensation Committee. The Nominating and Compensation Committee evaluates and recommends nominees for election to each Fund's Board of Directors and establishes compensation for disinterested Directors. Each Fund adopted a formal, written Nominating and Compensation Committee Charter on February 17, 2000. The members of the Nominating and Compensation Committee are John D. Barrett II and Fergus Reid, neither of whom is an "interested person," as defined under the 1940 Act, of the Funds. The Chairman of the Nominating and Compensation Committee is Mr. Reid. The Nominating and Compensation Committee did not meet during the fiscal year ending December 31, 2000 (October 31, 2000 for TKF).

   There were six meetings of the Boards of Directors of the Funds held during the fiscal year ended December 31, 2000 (October 31, 2000 for TKF). For the 2000 fiscal year, each current Director attended at least seventy-five percent of the aggregate number of meetings of the Board and of any committee on which he served except for Barton M. Biggs.

   Each of the nominees for Director has consented to be named in this Joint Proxy Statement and to serve as a director of each Fund if elected. The Board of Directors of each Fund has no reason to believe that any of the nominees named above will become unavailable for election as a director, but if that should occur before the Meeting for that Fund, Proxies will be voted for such persons as the Board of Directors of the Fund may recommend.

   Certain information regarding the current Directors and officers of the Funds, and nominees for election as Directors, is set forth below:

     Name, Address and                                               Principal Occupations and
       Date of Birth             Position with the Funds                Other Affiliations
--------------------------- --------------------------------- ---------------------------------------
Barton M. Biggs*........... Class III Director and Chairman   Chairman, Director and Managing
1221 Avenue of the Americas of the Board since:               Director of Morgan Stanley Investment
New York, New York 10020    LDF:1992                          Management and Chairman and
11/26/32                    MF:1995                           Director of Morgan Stanley Investment
                            AFF:1994                          Management Limited; Managing
                            APF:1994                          Director of Morgan Stanley & Co.
                            MSD:1993                          Incorporated; Member of the Yale
                            MSF:1993                          Development Board; Director and
                            MGB:1995                          Chairman of the Board of various U.S.
                            RNE:1996                          registered investment companies
                            MSY:1995                          managed by Morgan Stanley Investment
                            TTF:1995                          Management.
                            TKF:1995

Ronald E. Robison*......... Class I Director and President of Chief Operations Officer and Managing
1221 Avenue of the Americas all Funds since 2001              Director of Morgan Stanley Investment
New York, New York 10020                                      Management; Managing Director of
1/13/39                                                       Morgan Stanley & Co. Incorporated;
                                                              Director and President of various U.S.
                                                              registered investment companies
                                                              managed by Morgan Stanley Investment
                                                              Management; Previously, Managing
                                                              Director and Chief Operating Officer of
                                                              TCW Funds Management.

John D. Barrett II......... Class II Director of all Funds    Chairman and Director of Barrett
Barrett Associates, Inc.    since 2000                        Associates, Inc. (investment
565 Fifth Avenue                                              counseling); Director of the Ashforth
New York, New York 10017                                      Company (real estate); Director of
8/21/35                                                       various U.S. registered investment
                                                              companies managed by Morgan Stanley
                                                              Investment Management.

     Name, Address and                                                Principal Occupations and
       Date of Birth             Position with the Funds                 Other Affiliations
---------------------------- -------------------------------- -----------------------------------------
Thomas P. Gerrity+.......... Nominee as Class III Director of Professor of Management, Director of
219 Grays Lane               the Funds                        the Electronic Commerce Forum, and
Haverford, PA 19041                                           formerly Dean of Wharton School of
7/13/41                                                       Business, University of Pennsylvania;
                                                              Trustee of MSIFT; Director of ICG
                                                              Commerce, Inc. (internet commerce),
                                                              Sunoco (oil refining), Fannie Mae
                                                              (mortgage finance), Reliance Group
                                                              Holdings (insurance), CVS Corporation
                                                              (retail pharmacy), Knight-Ridder, Inc.
                                                              (newspapers) and Investor Force
                                                              Holdings, Inc. (institutional investment
                                                              information services); Formerly,
                                                              Director of IKON Office Solutions, Inc.
                                                              (office equipment), Fiserv (financial
                                                              services), Digital Equipment
                                                              Corporation (computer equipment) and
                                                              Union Carbide Corporation (chemicals).

Gerard E. Jones............. Class III Director of all Funds  Of Counsel, Shipman & Goodwin, LLP
Richards & O'Neil, LLP       since 2000                       (law firm); Director of Tractor Supply
43 Arch Street                                                Company, Tiffany Foundation, Fairfield
Greenwich, Connecticut 06830                                  County Foundation and Director of
1/23/37                                                       various U.S. registered investment
                                                              companies managed by Morgan Stanley
                                                              Investment Management.

Joseph J. Kearns+........... Nominee as Class I Director of   Investment consultant; Trustee of
6287 Via Escondido           the Funds                        MSIFT; Director of Electro Rent
Malibu, CA 90265                                              Corporation (equipment leasing) and
8/2/42                                                        The Ford Family Foundation; Trustee of
                                                              Southern California Edison Nuclear
                                                              Decommissioning Trust; Formerly,
                                                              Chief Financial Officer of The J. Paul
                                                              Getty Trust.

Vincent R. McLean+.......... Nominee as Class II Director of  Trustee of MSIFT; Director of Legal
702 Shackamaxon Dr.          the Funds                        and General America, Inc. (insurance),
Westfield, NJ 07090                                           Banner Life Insurance Co. and William
6/1/31                                                        Penn Life Insurance Company of New
                                                              York; Formerly, Executive Vice
                                                              President, Chief Financial Officer,
                                                              Director and Member of the Executive
                                                              Committee of Sperry Corporation (now
                                                              part of Unisys Corporation)
                                                              (computers).

C. Oscar Morong, Jr.+....... Nominee as Class II Director of  Managing Director of Morong Capital
1385 Outlook Drive West      the Funds                        Management; Director and Chairman of
Mountainside, NJ 07092                                        CitiFunds, CitiSelect Folios and related
4/22/35                                                       portfolios; Trustee of MSIFT; Director of
                                                              The Indonesia Fund, the Landmark Funds
                                                              and Ministers and Missionaries Benefit
                                                              Board of American Baptist Churches;
                                                              Formerly, Senior Vice President and
                                                              Investment Manager for CREF, TIAA-
                                                              CREF Investment Management, Inc.

     Name, Address and                                           Principal Occupations and
       Date of Birth           Position with the Funds              Other Affiliations
--------------------------- ----------------------------- ---------------------------------------
William G. Morton, Jr...... Class III Director since:     Chairman Emeritus and former Chief
100 Franklin Street         LDF:1995                      Executive Officer of Boston Stock
Boston, Massachusetts 02110 MF: 1994                      Exchange; Director of RadioShack
3/13/37                     AFF:1994                      Corporation (electronics); Director of
                            APF:1995                      various U.S. registered investment
                            MSD:1993                      companies managed by Morgan Stanley
                            MSF:1995                      Investment Management.
                            MGB:1994
                            RNE:1996
                            MSY:1995
                            TTF:1995
                            TKF:1995

Michael Nugent+............ Class I Director of the Funds General Partner of Triumph Capital,
c/o Triumph Capital, L.P.   since 2001                    L.P., a private investment partnership;
237 Park Avenue                                           Chairman of the Insurance Committee
New York, New York 10017                                  and Director or Trustee of various U.S.
5/25/36                                                   registered investment companies
                                                          managed by Morgan Stanley Investment
                                                          Advisors Inc.; Trustee of MSIFT;
                                                          Director of various U.S. registered
                                                          investment companies managed by
                                                          Morgan Stanley Investment
                                                          Management; Formerly, Vice President
                                                          of Bankers Trust Company and BT
                                                          Capital Corporation.

Fergus Reid................ Class I Director of all Funds Chairman and Chief Executive Officer
85 Charles Colman Boulevard since 2000                    of Lumelite Plastics Corporation;
Pawling, New York 12564                                   Trustee and Director of approximately
8/12/32                                                   30 investment companies in the Vista
                                                          Mutual Fund Group managed by J.P.
                                                          Morgan Investment Management Inc.;
                                                          Director of various U.S. registered
                                                          investment companies managed by
                                                          Morgan Stanley Investment
                                                          Management.

Joseph P. Stadler*......... Vice President since:         Executive Director of Morgan Stanley &
1221 Avenue of the Americas LDF:1994                      Co. Incorporated and Morgan Stanley
New York, New York 10020    MF:1994                       Investment Management; Officer of
6/7/54                      AFF:1994                      various U.S. registered investment
                            APF:1994                      companies managed by Morgan Stanley
                            MSD:1993                      Investment Management; Previously
                            MSF:1993                      with Price Waterhouse LLP.
                            MGB:1994
                            RNE:1996
                            MSY:1993
                            TTF:1994
                            TKF:1994

                                                              Principal Occupations and
Name, Address and Date of Birth  Position with the Funds          Other Affiliations
------------------------------- ------------------------- ----------------------------------

  Stefanie V. Chang*........... Vice President of all     Executive Director of Morgan
  1221 Avenue of the Americas   Funds since 1997          Stanley & Co. Incorporated and
  New York, New York 10020                                Morgan Stanley Investment
  11/30/66                                                Management; Officer of various
                                                          U.S. registered investment
                                                          companies managed by Morgan
                                                          Stanley Investment Management;
                                                          Previously practiced law with the
                                                          New York law firm of Rogers &
                                                          Wells LLP.

  Arthur J. Lev*............... Vice President of all     Executive Director of Morgan
  1221 Avenue of the Americas   Funds since 2000          Stanley & Co. Incorporated and
  New York, New York 10020                                Morgan Stanley Investment
  9/23/61                                                 Management; General Counsel to,
                                                          and Secretary of, Morgan Stanley
                                                          Investment Management;
                                                          Previously with Bankers Trust
                                                          Company.

  Mary E. Mullin*.............. Secretary of all Funds    Vice President of Morgan Stanley &
  1221 Avenue of the Americas   since 1999                Co. Incorporated and Morgan
  New York, New York 10020                                Stanley Investment Management;
  3/22/67                                                 Officer of various U.S. registered
                                                          investment companies managed by
                                                          Morgan Stanley Investment
                                                          Management; Previously practiced
                                                          law with the New York law firms of
                                                          McDermott, Will & Emery and
                                                          Skadden, Arps, Slate, Meagher &
                                                          Flom LLP.

  Belinda Brady................ Treasurer of all Funds    Senior Manager, Fund
  73 Tremont Street             since 1999                Administration, J.P. Morgan
  Boston, Massachusetts 02108                             Investor Services Co. (formerly
  1/23/68                                                 Chase Global Funds Services
                                                          Company); Treasurer of various
                                                          U.S. registered investment
                                                          companies managed by Morgan
                                                          Stanley Investment Management;
                                                          Previously with Price Waterhouse
                                                          LLP.

  Robin Conkey................. Assistant Treasurer of    Operations Manager, Fund
  73 Tremont Street             all Funds since 1999      Administration, J.P. Morgan
  Boston, Massachusetts 02108                             Investor Services Co. (formerly
  5/11/70                                                 Chase Global Funds Services
                                                          Company); Assistant Treasurer of
                                                          various U.S. registered investment
                                                          companies managed by Morgan
                                                          Stanley Investment Management;
                                                          Previously with Price Waterhouse
                                                          LLP.

--------
* "Interested person" of the Fund within the meaning of the 1940 Act. Mr. Biggs is chairman, director and managing director of the Manager, and Messrs. Robison, Lev and Stadler and Ms. Chang and Ms. Mullin are officers of the Manager.
+ Nominee for election as a Director of one or more Funds at the Meetings.

   The following table sets forth information regarding beneficial ownership of shares in each Fund owned by the Directors and officers of the Funds and each nominee for election as a Director, as of August 10, 2001. In all cases, the percentage of shares beneficially owned in each Fund by each Director, officer and nominee, and by all Directors, officers and nominees in the aggregate, is under 1% of the outstanding shares of such Fund. This information has been furnished by each Director, officer, and nominee.

Name                          LDF   MF    APF   AFF   MSD   MSF   MGB   RNE   MSY   TTF   TKF  Total
----                         ----- ----- ----- ----- ----- ----- ----- ----- ----- ----- ----- ------
Biggs.......................   100   102   101   106   125   121   100   100   100   100   135  1,190
Robison.....................    --    --    --    --    --    --    --    --    --    --    --     --
Barrett.....................   504    --   502   520    --    --    --   500    --    --    --  2,026
Gerard E. Jones.............    --    --    --    --    --    --    --    -- 2,666    --    --  2,666
Gerrity.....................    --    --    --    --    --    --    --    --    --    --    --     --
Kearns......................    --    --    --    --    --    --    --    --    --    --    --     --
McLean......................    --    --    --    --    --    --    --    --    --    --    --     --
Morong......................    --    --    --    --    --    --    --    --    --    --    --     --
Morton...................... 1,027 1,000 1,449 1,357 1,000 1,219 1,000 1,078 1,066 1,005 1,385 12,586
Nugent......................    --    --    --    --    --    --    --    --    --    --    --     --
Reid........................    --    -- 1,024 1,040    --   792    --    --    --    --    --  2,856
Stadler.....................    --    --    --    --    --    --    --    --    --    --    --     --
Chang.......................    --    --    --    --    --    --    --    --    --    --    --     --
Lev.........................    --    --    --    --    --    --    --    --    --    --    --     --
Mullin......................    --    --    --    --    --    --    --    --    --    --    --     --
Brady.......................    --    --    --    --    --    --    --    --    --    --    --     --
Conkey......................    --    --    --    --    --    --    --    --    --    --    --     --
All Directors, Officers, and
  Nominees as a Group....... 1,631 1,102 3,076 3,023 1,125 2,132 1,100 1,678 3,832 1,105 1,520 21,324

   Effective as of July 1, 2000, the Funds, The Pakistan Investment Fund, Inc. ("PKF"), Morgan Stanley India Investment Fund, Inc. ("IIF") and the Open-End Funds (excluding Morgan Stanley Strategic Adviser Fund, Inc. ("MSSAF")) pay each of the Directors who is not an "interested person" an annual aggregate fee of $75,000, plus out-of-pocket expenses, for service on all Boards of Directors of the Funds, PKF, IIF and the Open-End Funds and on any committees of the Funds, PKF, IIF and the Open-End Funds. Directors' fees for each year are allocated among the Funds, PKF, IIF and the Open-End Funds (excluding MSSAF) in proportion to their respective average net assets during the year. Members of the board of directors of MSSAF do not receive compensation for serving as directors of MSSAF. However, MSSAF's independent directors are also members of the boards of directors of the other affiliated funds listed above in this paragraph, including certain funds the shares of which are held by the portfolios of MSSAF ("Underlying Funds"), and receive compensation from such affiliated funds. Accordingly, as stockholders of the Underlying Funds, the MSSAF portfolios will indirectly bear their proportionate share of such directors' compensation paid by the affiliated funds.

   If the proposed reconfiguration of the Board is approved by stockholders, the newly-configured Board will be compensated under a new payment structure whereby the Directors' fees will be allocated among the Funds and certain other funds advised by the Manager or its affiliates (the "Fund Group"). Under this structure, the Fund Group will continue to pay each of the Directors who is not an "interested person" an annual retainer fee of $75,000 and will pay the following additional amounts to these Directors for performing certain services for all of the funds in the Fund Group: $5,000 annually for performing the duties of Chairman of the Audit Committee, $5,000 annually for performing the duties of Chairman of the Nominating and Compensation Committee, $2,500 for each in-person Board meeting attended and $1,000 for each telephonic Board meeting attended.

   Each Fund offers a deferred fee arrangement (the "Fee Arrangement") which allows each of the Directors who is not an "affiliated person" of Morgan Stanley Investment Management within the meaning of the 1940 Act to defer payment of all, or a portion, of the fees the Director receives for serving on the Board throughout the year. Each eligible Director generally may elect to have the deferred amounts credited to a bookkeeping account maintained by the Fund with a return on the deferred amounts equal to either of the following: (i) a rate equal to the total return of the Fund or (ii) at a rate equal to the prevailing rate applicable to 90-day United States Treasury Bills. Distributions generally are in the form of equal annual cash installments over a period of five years beginning on the first day of the year following the year in which the Director's service terminates, except that the respective Board, in its sole discretion, may accelerate or extend such distribution schedule. The Funds intend that the Fee Arrangement be maintained at all times on an unfunded basis for federal income tax purposes under the Internal Revenue Code of 1986, as amended. The rights of an eligible Director and the beneficiaries to the amounts held under the Fee Arrangement are unsecured and such amounts are subject to the claims of the creditors of the Fund.

   Set forth below is a table showing the aggregate compensation paid by each Fund to each of its Directors, as well as the total compensation paid to each Director of each Fund by all of the Funds and by other U.S. registered investment companies advised by Morgan Stanley Investment Management or its affiliates (collectively, the "Fund Complex") for their services as Directors of such investment companies for the fiscal year ended December 31, 2000 (October 31, 2000 for TKF). In all cases, there were no pension or retirement benefits accrued as part of any Fund's expenses.

   The amounts reflected in the following table include amounts paid by the Fund Complex for services rendered during the fiscal year ended December 31, 2000 (October 31, 2000 for TKF and September 30, 2000 for MSIFT), regardless of whether such amounts were actually received by the Directors during such fiscal year.

                                                                                                                 Number
                                                                                                                of Funds
                                                                                                  Total         in Fund
                                                                                               Compensation     Complex
                                                                                                from Funds        for
                                                                                                 and Fund        Which
Name of                                                                                        Complex Paid     Director
Directors        LDF     MF    AFF    APF    MSD    MSF    MGB    RNE    MSY    TTF    TKF   to Directors/(5)/ Served/(6)/
---------       ------ ------ ------ ------ ------ ------ ------ ------ ------ ------ ------ ----------------  ----------
Biggs/(1)/.....     --     --     --     --     --     --     --     --     --     --     --           --          16
Robison/(1)(2)/     --     --     --     --     --     --     --     --     --     --     --           --           0
Barrett........ $  308 $  113 $  299 $1,666 $  370 $  759 $   85 $  178 $  262 $  103 $  247     $ 70,000          16
Gerrity/(3)/...     --     --     --     --     --     --     --     --     --     --     --       78,000           1
Gerard E. Jones    308    113    299  1,666    370    759     85    178    262    103    247       83,550          16
Kearns/(3)/....     --     --     --     --     --     --     --     --     --     --     --       78,000           1
McLean/(3)/....     --     --     --     --     --     --     --     --     --     --     --       78,000           1
Morong/(3)/....     --     --     --     --     --     --     --     --     --     --     --       78,000           1
Morton.........  2,439  2,511  3,496  6,728  2,768  3,956  2,216  2,309  2,660  3,300  2,379       70,000          16
Nugent/(3)/....     --     --     --     --     --     --     --     --     --     --     --      199,759          97
Reid/(4)/......    308    113    299  1,666    370    759     85    178    262    103    247       73,550          16

--------
(1) "Interested person" of the Fund within the meaning of the 1940 Act.
(2) Mr. Robison was named a Director and President of the Funds on March 9,
    2001.
(3) Messrs. Gerrity, Kearns, McLean and Morong received compensation in the totals shown above for service on the board of trustees of MSIFT, which is within the Fund Complex, and Mr. Nugent received compensation in the total shown above for service as a director or trustee of various funds managed by Morgan Stanley Investment Advisors, Inc., which are within the Fund Complex.
(4) Amounts shown in this table include $69,075 deferred by Mr. Reid pursuant to the Fee Arrangement described above.
(5) Amounts shown in this column also include amounts received by each Director for service on the Boards of several other funds affiliated with the Funds.
(6) Indicates the total number of boards of directors of investment companies in the Fund Complex, including all of the Funds, on which the Director served at any time during the fiscal year ended December 31, 2000 (October 31, 2000 for TKF).

   The election of the nominees for election as Directors of each Fund requires the affirmative vote of a majority of the votes cast at a meeting at which a quorum is present. Under each Fund's By-Laws, except for TTF and MF, the presence in person or by proxy of stockholders entitled to cast a majority of the votes entitled to be cast thereat shall constitute a quorum. Under the By-Laws of TTF and MF, the presence in person or by proxy of stockholders entitled to cast one-third of the votes entitled to be cast thereat shall constitute a quorum. For this purpose, abstentions and broker non-votes will be counted in determining whether a quorum is present at the Meeting, but will not be counted as votes cast at the Meeting.

   THE BOARD OF DIRECTORS OF EACH FUND RECOMMENDS THAT YOU VOTE "FOR" THE ELECTION OF THE NOMINEES AS DIRECTORS FOR THAT FUND SET FORTH ABOVE.

                SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

   To the knowledge of the management of each Fund, the following persons owned beneficially more than 5% of the noted Fund's outstanding shares at August 3, 2001:

                Name and Address                           Amount and Nature
Fund           of Beneficial Owner                      of Beneficial Ownership           Percent of Class
---- ---------------------------------------- ------------------------------------------- ----------------

LDF  Yale University                          629,000 shares with sole voting power             5.4%
     Investments Office                       and sole dispositive power /(1)/
     230 Prospect Street
     New Haven, Connecticut 06511-2107

     Lazard Freres & Co. LLC                  1,639,600 shares with sole voting power          19.18%
     30 Rockefeller Plaza                     and sole dispositive power /(2)/
     New York, New York 10020

MF   President and Fellows of Harvard College 892,500 shares with sole voting power             5.3%
     c/o Harvard Management Company, Inc.     and sole dispositive power /(3)/
     600 Atlantic Avenue
     Boston, Massachusetts 02210

AFF  City of London Investment Group PLC      1,150,127 shares with sole voting power           9.58%
     10 Eastcheap                             and sole dispositive power /(4)/
     London EC3M ILX
     England

     President and Fellows of Harvard College 3,296,395 shares with sole voting power          27.5%
     c/o Harvard Management Company, Inc.     and sole dispositive power /(5)/
     600 Atlantic Avenue
     Boston, Massachusetts 02210

APF  Tattersall Advisory Group Inc.           4,534,700 shares with sole voting power           6.6%
     6620 W. Broad Street                     and sole dispositive power /(6)/
     Suite 300
     Richmond, Virginia 23230-1720

     First Union Corporation                  4,195,111 shares with sole voting power;          6.57%
     One First Union Center                   4,176,524 shares with sole dispositive
     Charlotte, North Carolina 28288-0137     power; 744 shares with shared
                                              dispositive power /(2)/

     Yale University                          6,173,000 shares with sole voting and            10.2%
     Investments Office                       sole dispositive power /(7)/
     230 Prospect Street
     New Haven, Connecticut 06511-2107

     President and Fellows of Harvard College 3,159,466 shares with sole voting and             5.1%
     c/o Harvard Management Company, Inc.     sole dispositive power /(8)/
     600 Atlantic Avenue
     Boston, Massachusetts 02210

MSF  Morgan Stanley & Co. Incorporated        504,154 shares with shared voting power           5.18%
     1585 Broadway                            and shared dispositive power; 607,166
     New York, New York 10036                 shares with shared dispositive power but no
                                              voting power /(9)/

     Yale University                          1,425,000 shares with sole voting and             7.1%
     Investments Office                       sole dispositive power /(7)/
     230 Prospect Street
     New Haven, Connecticut 06511-2107


                Name and Address                        Amount and Nature
Fund           of Beneficial Owner                   of Beneficial Ownership          Percent of Class
---  --------------------------------------- ---------------------------------------- ------

     Lazard Freres & Co. LLC                 1,716,100 shares with sole and sole           7.52%
     30 Rockefeller Plaza                    dispositive power /(2)/
     New York, New York 10020

     President and Fellows of Harvard        1,413,401 shares with sole voting power       7.1%
     College                                 and sole dispositive power /(10)/
     c/o Harvard Management Company, Inc.
     600 Atlantic Avenue
     Boston, Massachusetts 02210

RNE  Morgan Stanley & Co. Incorporated       46,456 shares with shared voting power        13.92%
     1585 Broadway                           and shared dispositive power; 523,002
     New York, New York 10036                shares with shared dispositive power but
                                             no voting power /(5)/

     Morgan Stanley & Co. International      520,596 shares with shared dispositive        12.72%
     Limited                                 power /(5)/
     25 Cabot Square
     Canary Wharf
     London E14 4QA
     England

     President and Fellows of Harvard        652,901 shares with sole voting power         15.7%
     College                                 and sole dispositive power /(11)/
     c/o Harvard Management Company, Inc.
     600 Atlantic Avenue
     Boston, Massachusetts 02210

TKF  United Nations Joint Staff Pension Fund 650,000 shares with shared voting power       9.23%
     United Nations, New York 10017          and shared dispositive power /(13)/

     Fiduciary Trust Company International   650,000 shares with shared voting power       9.23%
     Two World Trade Center                  and shared dispositive power /(13)/
     New York, New York 10048

     The State Teachers Retirement Board of  485,800 shares with sole voting power         7.6%
     Ohio                                    and sole dispositive power /(14)/
     275 East Broad Street
     Columbus, Ohio 43215

     Kuwait Investment Authority             900,000 shares with sole voting power         12.77%
     P.O. Box 38346                          and sole dispositive power /(15)/
     Dahieh Abdullah Al Salem
     Kuwait City, Kuwait 72254

     City of London Investment Group PLC     1,288,300 shares with sole voting power       20.07%
     10 Eastcheap                            and sole dispositive power /(4)/
     London EC3M ILX
     England

--------
(1)  Based on a Schedule 13G with the Commission on February 12, 2001.
(2)  Based on a Schedule 13G / A filed with the Commission on February 14,
     2001.
(3)  Based on a Schedule 13G filed with the Commission on February 12, 1999.
(4)  Based on a Schedule 13G filed with the Commission on March 8, 2001.
(5)  Based on a Schedule 13G / A filed with the Commission on April 10, 2001.
(6)  Based on a Schedule 13G / A filed with the Commission on March 24, 1999.
(7)  Based on a Schedule 13G with the Commission on February 12, 2001.
(8)  Based on a Schedule 13G filed with the Commission on February 9, 2001.
(9)  Based on a Schedule 13G / A filed with the Commission on February 5, 1999.
(10) Based on a Schedule 13G / A filed with the Commission on February 9, 2001.
(11) Based on a Schedule 13G / A filed with the Commission on June 11, 2001.
(12) Based on a Schedule 13G / A filed with the Commission on April 9, 2001.
(13) Based on a Schedule 13G / A filed with the Commission on February 3, 1997.
(14) Based on a Form 5 filed with the Commission on February 21, 2001.
(15) Based on a Schedule 13G filed with the Commission on November 2, 1992.

                                 OTHER MATTERS

   No matter other than as set forth herein is expected to come before any Meeting, but should any other matter requiring a vote of stockholders arise, including any question as to an adjournment of the Meeting for a Fund, the persons named in the enclosed Proxy Card(s) will vote thereon according to their best judgment in the interests of the Fund.

                 STOCKHOLDER PROPOSALS FOR 2002 ANNUAL MEETING

   A stockholder's proposal intended to be presented at a Fund's Annual Meeting of Stockholders in 2002 must be received by such Fund on or before January 7, 2002, in order to be included in the Fund's proxy statement and Proxy Card relating to that meeting. Any stockholder who desires to bring a proposal at a Fund's Annual Meeting of Stockholders in 2002, without including such proposal in the Fund's proxy statement, must deliver written notice thereof to the Secretary of such Fund not before March 16, 2002 and not later than April 15 2002, in the manner and form required by that Fund's By-Laws.

                                             MARY E. MULLIN
                                             Secretary

Dated: August 20, 2001

   STOCKHOLDERS OF A FUND WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING FOR THAT FUND AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO DATE AND SIGN THE ENCLOSED PROXY CARD FOR THE FUND AND RETURN IT IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                                   PROXY CARD

                   Morgan Stanley Emerging Markets Fund, Inc.

                  C/O MORGAN STANLEY INVESTMENT MANAGEMENT INC.
                           1221 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10020

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned hereby constitutes and appoints RONALD E. ROBISON, STEFANIE V. CHANG and MARY E. MULLIN, and each of them, as proxies for the undersigned, with full power of substitution and resubstitution, and hereby authorizes said proxies, and each of them, to represent and vote, as designated on the reverse side, all stock of the above Fund held of record by the undersigned on August 3, 2001 at the Special Meeting of Stockholders to be held on October 11, 2001, and at any adjournment thereof. The undersigned hereby revokes any and all proxies with respect to such stock heretofore given by the undersigned. The undersigned acknowledges receipt of the Joint Proxy Statement dated August 20, 2001.

             (CONTINUED AND TO BE SIGNED AND DATED ON REVERSE SIDE.)
                                SEE REVERSE SIDE

[X] Please mark your votes as in this sample.

1.       Election of the following nominees as Directors:

    FOR       WITHHELD

    [ ]       [ ]
                  Class I Nominees:
                  Joseph J. Kearns
                  Michael Nugent

                  Class II Nominees:
                  Vincent R. McLean
                  C. Oscar Morong, Jr.

                  Class III Nominee:
                  Thomas P. Gerrity


-----------------------------------------------------------------------------

                  For all nominees except as written on line above

         This Proxy Card when properly executed will be voted in the manner directed herein by the undersigned stockholder, and in the discretion of such proxies, upon any and all other matters as may properly come before the Meeting or any adjournment thereof. If no direction is made, this Proxy Card will be voted for the election of the nominees as Directors for the Fund set forth above.

     PLEASE SIGN EXACTLY AS YOUR NAME APPEARS. WHEN SHARES ARE HELD BY JOINT TENANTS, EACH JOINT TENANT MUST SIGN.

SIGNATURES(S)___________________________________
DATE _______________, 2001

         When signing as attorney, executor, administrator, trustee, guardian or custodian, please sign full title as such. If a corporation, please sign full corporate name by authorized officer and indicate the signer's office.

         If a partnership, please sign in partnership name. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

MARK HERE FOR ADDRESS CHANGE AND NOTE BELOW  [ ]